UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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TRUEBLUE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 11, 2016.

TRUEBLUE, INC.

TRUEBLUE, INC.
C/O COMPUTERSHARE
350 INDIANA STREET
SUITE 750
GOLDEN, CO 80401

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	March 11, 2016
Date: May 11, 2016	Time: 10:00 a.m. (Pacific Daylight Time)
Location:	TrueBlue, Inc.
1015 A Street
Tacoma, WA 98402

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR code on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
   How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT           ANNUAL REPORT ON FORM 10-K

How to View Online:
Have the information that is printed in the box marked by the arrow →xxxx xxxx xxxx xxxx (located on the following page) and visit: www.proxyvote.com, or scan the QR code below.

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Please make the request as instructed above on or before April 27, 2016 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods	SCAN TO VIEW MATERIALS & VOTE

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Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

Nominees:

	1a.	Colleen B. Brown

	1b.	Steven C. Cooper

	1c.	William C. Goings

	1d.	Stephen M. Robb

	1e.	Jeffrey B. Sakaguchi

	1f.	Joseph P. Sambataro, Jr.

	1g.	Bonnie W. Soodik

	1h.	William W. Steele

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5, 6, and 7.

2.	To amend our Articles of Incorporation to remove Board of Directors classification provisions.

3.	To amend our Articles of Incorporation to remove restrictions on increases in the size of the Board of Directors.

4.	To amend our Articles of Incorporation to update the indemnification provisions.

5.	To approve, by advisory vote, compensation for our named executive officers.

6.	To approve the 2016 TrueBlue Omnibus Incentive Plan.

7.	To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending January 1, 2017.